Regulatory Matters (Notes)	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Subsidiaries [Member]
Schedule of Regulatory Assets and Liabilities [Text Block]
Note 3 – Regulatory Matters

DMR
On October 20, 2017, the PUCO approved DP&L’s 2017 ESP.  On January 7, 2019, the Ohio Consumers' Counsel appealed to the Supreme Court of Ohio the 2017 ESP with respect to the bypassability of the Reconciliation Rider and the exclusion of the DMR from the SEET. That proceeding has been stayed pending an appeal in a related case involving another utility.

Pursuant to the 2017 ESP, on January 22, 2019, DP&L filed a request with the PUCO for a two-year extension of its DMR through October 2022, in the proposed amount of $199.0 million for each of the two additional years. The extension request was set at a level expected to reduce debt obligations at both DP&L and DPL and to position DP&L to make capital expenditures to maintain and modernize its electric grid. DP&L’s DMP investments are contingent upon the PUCO approving the two-year extension of its DMR.

A rehearing process in DP&L's 2017 ESP case, including the DMR, remains pending. On August 1, 2019, DP&L filed a supplemental brief with the PUCO focused on the applicability of a recent court decision involving another Ohio utility’s DMR which is similar to, but not identical to, DP&L’s DMR.

Ohio House Bill 6
On July 23, 2019, the Governor of Ohio signed Ohio House Bill 6, which, among other things, does the following:

•
beginning January 1, 2020, replaces DP&L’s non-bypassable Reconciliation Rider, permitting DP&L to defer, recover or credit the net proceeds from selling energy and capacity received as part of DP&L’s interest in OVEC and its OVEC-related costs through 2023, with a non-bypassable recovery mechanism for recovery of prudently incurred OVEC costs through 2030;

•	eliminates the annual energy efficiency targets for Ohio utilities after 2020; and

•	allows Ohio utilities to construct customer-sited renewable generation for mercantile customers or groups of mercantile customers, the costs of which may only be recovered from those customers.

Regulatory impact of tax reform
On January 10, 2018, the PUCO initiated a proceeding to consider the impacts of the TCJA to determine the appropriate course of action to pass benefits resulting from the legislation on to ratepayers. The PUCO also directed Ohio utilities to record deferred liabilities for the estimated reduction in federal income tax resulting from the TCJA beginning January 1, 2018. Beginning October 1, 2018, the new distribution rates approved in the DRO include the impacts of the decrease in current federal income taxes as a result of the TCJA. Under the terms of the stipulation approved in the DRO, DP&L agreed to file an application at the PUCO to refund eligible excess accumulated deferred income taxes and any related regulatory liability over a ten-year period. DP&L made such a filing on March 1, 2019. DP&L negotiated a unanimous stipulation with the parties in the proceeding, agreeing to return a total of $65.1 million, $83.2 million when including taxes associated with the refunds. This stipulation was approved by the PUCO on September 26, 2019. See Note 7 – Income Taxes for additional information. In connection with this stipulation, we reduced our long-term regulatory liability related to deferred income taxes by $23.4 million.

Distribution Rate Order
On September 26, 2018 the PUCO issued the DRO establishing new base distribution rates for DP&L, which became effective October 1, 2018. The DRO approved, without modification, a stipulation and recommendation previously filed by DP&L, along with various intervening parties and the PUCO staff. The DRO established a revenue requirement of $248.0 million for DP&L's electric service base distribution rates which reflects an increase to distribution revenues of approximately $29.8 million per year. In addition to the increase in base distribution rates, and among other matters, the DRO provides for a return on equity of 9.999% and a cost of long-term debt of 4.8% and for the following items:

DIR – The DRO authorized DP&L to begin charging a Distribution Investment Rider ("DIR") set initially at $12.2 million annually, effective October 1, 2018. The DIR revenue requirement shall be updated quarterly and will increase as DP&L makes qualified investments in its distribution network, subject to annual revenue limits which increase each year; the revenue limit for 2019 is $22.0 million. The DIR will expire in November 2022 unless DP&L files a base distribution rate case on or before October 31, 2022, in which case the DIR will expire in November 2023.

Decoupling Rider – The DRO eliminated provisions in the existing decoupling rider which allowed DP&L to recover lost revenues resulting from the implementation of energy efficiency programs and replaced it with a revenue requirement that attempts to eliminate the impacts of weather and demand on DP&L’s revenues from residential and commercial distribution customers beginning January 1, 2019. As a result, in years with very mild weather and/or decreased demand, DP&L will be able to accrue a regulatory asset for recovery through the rider to normalize the revenues. Conversely, in periods of extreme temperatures or high demand for electricity, DP&L may record a liability for future reimbursement to customers. The rider also includes a one-time $3.7 million revenue requirement based on the increase in the number of DP&L’s residential and commercial customers from the rate case test year until September 30, 2018. Such amount was accrued and included in revenues in the third quarter of 2018 and will be collected by DP&L in 2019.

TCJA – The DRO partially resolved the TCJA impacts. The new distribution rates include the impacts of the decrease in current federal income taxes beginning October 1, 2018. The DRO did not designate how much DP&L may owe for any overcollection of taxes from January 1, 2018 through September 30, 2018, nor did it resolve any decrease in future rates related to amortization of excess accumulated deferred income taxes (“ADIT”). The DRO did, however, stipulate that DP&L must refund its customers an amount no less than $4.0 million per year for the first five years of the amortization period unless all balances owed are fully returned within the first five years. For more on the impacts of the TCJA, see below.

Vegetation Management Costs – The DRO authorizes DP&L to defer as a regulatory asset, with no carrying costs, annual expenses for vegetation management performed by third-party vendors. For calendar year 2018 annual expenses which are incremental to the baseline of $10.7 million can be deferred up to a $4.6 million cap. For calendar years 2019 and thereafter, annual expenses in excess of $15.7 million can be deferred up to a $4.6 million annual cap. Annual spending of less than the vegetation management baseline amounts will result in a reduction to the regulatory asset or creation of a regulatory liability. For 2018, DP&L accrued a regulatory asset for the maximum amount of $4.6 million based upon such provisions and spending above the baseline.

In December 2018, DP&L filed a Distribution Modernization Plan (“DMP”) with the PUCO proposing to invest $576.0 million in capital projects over the next 10 years. There are eight principal components of DP&L’s DMP: 1) Smart Meters, 2) Self-Healing Grid, 3) Customer Engagement, 4) Enhancing Sustainability and Embracing Innovation. 5) Telecommunications, 6) Physical and Cyber Security, 7) Governance and Analytics, and 8) Grid Modernization R&D.

ESP Order
On March 13, 2017, DP&L filed an amended stipulation to its 2017 ESP, which was subject to approval by the PUCO. A final decision was issued by the PUCO on October 20, 2017, modifying and adopting the amended stipulation and recommendation. The six-year 2017 ESP establishes DP&L's framework for providing retail service on a going-forward basis including rate structures, non-bypassable charges and other specific rate recovery true-up mechanisms which include, but are not limited to, the following:

•	Bypassable standard offer energy rates for DP&L’s customers based on competitive bid auctions;

•
The establishment of a three year non-bypassable Distribution Modernization Rider (DMR) designed to collect $105.0 million in revenue per year to pay debt obligations at DPL and DP&L and position DP&L to modernize and/or maintain its transmission and distribution infrastructure with an option for DP&L to file for an extension of the rider for an additional two years in an amount subject to approval by the PUCO.

Consistent with that settlement and the PUCO order, on January 22, 2019, DP&L filed a request to extend the DMR for the additional two years at an annual revenue amount of $199.0 million. That request is pending PUCO review;

•	The establishment of a non-bypassable Distribution Investment Rider to recover incremental distribution capital investments, the amount of which was established in the DP&L DRO;

•
A non-bypassable Reconciliation Rider permitting DP&L to defer, recover or credit the net proceeds from selling energy and capacity received as part of DP&L’s investment in OVEC and DP&L's OVEC related costs;

•
Implementation by DP&L of a Smart Grid Rider, Economic Development Rider, Economic Development Fund, Regulatory Compliance Rider and certain other new, or changes to existing, rates, riders and competitive retail market enhancements, with tariffs consistent with the order. These riders became effective November 1, 2017;

•	A commitment to commence a sale process to sell our ownership interests in the Miami Fort, Zimmer and Conesville coal-fired generation plants, with all sales proceeds used to pay debt of DPL and DP&L;

•
Restrictions on DPL making dividend or tax sharing payments and an obligation to convert then existing tax payments owed by DPL to AES into equity investments in DPL. See ; Note 8 – Income Taxes and Note 10 – Equity for more information on the tax sharing payment restrictions; and

•	Various other riders and competitive retail market enhancements.

On October 19, 2018 IGS, a retail electricity supplier, filed a Notice of Withdrawal from the amended settlement, citing a material modification by the PUCO's October 2017 order. To address the withdrawal, the PUCO established a new procedural schedule, including a hearing currently scheduled to begin April 1, 2019. Additionally, on January 7, 2019, the Ohio Consumers' Counsel appealed the 2017 ESP Order to the Supreme Court of Ohio. That appeal is pending.

DP&L is subject to a SEET threshold and is required to apply general rules for calculating earnings and comparing them to a comparable group to determine whether there were significantly excessive earnings during a given calendar year. The 2017 ESP maintains DP&L’s return on equity SEET threshold at 12% and provides that DMR amounts are excluded from the SEET calculation. On October 22, 2018, a stipulation was reached agreeing that DP&L did not exceed the SEET threshold for 2016 or 2017. That stipulation is pending PUCO approval. In future years, the SEET could have a material effect on results of operations, financial condition and cash flows.

Impact of Tax Reform
On January 10, 2018 the PUCO initiated a proceeding to consider the impacts of the TCJA to determine the appropriate course of action to pass benefits resulting from the legislation on to ratepayers. The PUCO also directed Ohio utilities to record deferred liabilities for the estimated reduction in federal income tax resulting from the TCJA beginning January 1, 2018. Under the terms of the ESP, DPL will not make tax sharing payments. Under the terms of the stipulation in the distribution rate case mentioned above, DP&L agreed to file an application at the PUCO by March 1, 2019 to refund eligible excess accumulated deferred income taxes (ADIT) and any related regulatory liability over a ten-year period. Excess ADIT related to depreciation life and method differences will be returned to customers in accordance with federal tax law and related regulations. DP&L’s rates were set using the new tax rate as a result of the distribution rate case.

FERC Proceedings
On May 8, 2018, DP&L filed to adjust its FERC jurisdictional transmission rates to reflect the effects of the decrease in federal income tax rates on the current portion of income tax expense as part of the TCJA, resulting in a decrease of approximately $2.4 million annually. The revised rates are in effect and all DP&L over and undercollections dating back to the March 21st effective date were settled in December 2018.

On November 15, 2018 FERC issued a Notice of Proposed Rulemaking to address amortization of excess accumulated deferred income taxes resulting from the TCJA and their impact on transmission rates. Such notice requires all public utility transmission providers with stated transmission rates under an Open Access Transmission Tariff (OATT) to determine the amount of excess deferred income taxes caused by the TCJA. DP&L is unable to predict the outcome of this notice or the impact it may have on our Financial Statements

PJM Transmission Enhancement Settlement
On May 31, 2018, the FERC issued an Order on Contested Settlement regarding the cost allocation method for existing and new transmission facilities contained in the PJM Interconnection’s OATT. The FERC order approved the settlement which reduces DP&L’s transmission costs through PJM beginning in August 2018, including credits to reimburse DP&L for amounts overcharged in prior years. DP&L estimates the prior overcharge by PJM to be $41.6 million, of which approximately $14.3 million has been repaid to DP&L through December 31, 2018 and $16.5 million is classified as current in "Accounts receivable, net" and $10.8 million is classified as non-current in "Other deferred assets" on the accompanying Balance Sheet. All of the transmission charges and credits impacted by this FERC order are items that are included for full recovery in DP&L’s nonbypassable TCRR. Accordingly, DP&L has also established offsetting regulatory liabilities. While this development will have a temporary cash flow benefit to DP&L, there is no impact to operating income or net income as all credits will be passed to DP&L’s customers through the TCRR, which began in November 2018.

Regulatory Assets and Liabilities
In accordance with FASC 980, we have recognized total regulatory assets of $193.7 million and $187.1 million at December 31, 2018 and 2017, respectively, and total regulatory liabilities of $313.2 million and $236.0 million at December 31, 2018 and 2017, respectively. Regulatory assets and liabilities are classified as current or non-current based on the term in which recovery is expected. See Note 1 – Overview and Summary of Significant Accounting Policies for accounting policies regarding Regulatory Assets and Liabilities.

The following table presents DP&L’s Regulatory assets and liabilities:

	Type of Recovery	Amortization Through	December 31,
$ in millions			2018	2017
Regulatory assets, current:
Undercollections to be collected through rate riders	A/B	2019	$40.5	$23.9
Rate case expenses being recovered in base rates	B	2019	0.6	—
Total regulatory assets, current			41.1	23.9

Regulatory assets, non-current:
Pension benefits	B	Ongoing	87.5	92.4
Unrecovered OVEC charges	C	Undetermined	28.7	27.8
Fuel costs	B	2020	3.3	9.3
Regulatory compliance costs	B	2020	6.1	9.2
Smart grid and AMI costs	B	Undetermined	8.5	7.3
Unamortized loss on reacquired debt	B	Various	6.0	7.0
Deferred storm costs	A	Undetermined	4.7	2.1
Deferred vegetation management and other	A/B	Undetermined	7.8	8.1
Total regulatory assets, non-current			152.6	163.2

Total regulatory assets			$193.7	$187.1

Regulatory liabilities, current:
Overcollection of costs to be refunded through rate riders	A/B	2018	$34.9	$14.8
Total regulatory liabilities, current			34.9	14.8

Regulatory liabilities, non-current:
Estimated costs of removal - regulated property		Not Applicable	139.1	132.8
Deferred income taxes payable through rates		Various	116.3	83.4
PJM transmission enhancement settlement	A	2025	16.9	—
Postretirement benefits	B	Ongoing	6.0	5.0
Total regulatory liabilities, non-current			278.3	221.2

Total regulatory liabilities			$313.2	$236.0

A – Recovery of incurred costs plus rate of return.
B – Recovery of incurred costs without a rate of return.
C – Recovery not yet determined, but recovery is probable of occurring in future rate proceedings.

Current regulatory assets and liabilities primarily represent costs that are being recovered per specific rate order; recovery for the remaining costs is probable, but not certain. DP&L is earning a net return on $5.5 million of this net deferral. These items include undercollection of: (i) Distribution Modernization Rider revenues, (ii) decoupling rider (see above), (iii) uncollectible rider and (iv) energy efficiency rider. It also includes the current portion of the following deferred costs which are described in greater detail below: unbilled fuel, regulatory compliance rider costs and deferred storm costs. As current liabilities, this includes overcollection of: (i) competitive bidding energy and auction costs, (ii) energy efficiency program costs, (iii) alternative energy rider, (iv) economic development rider, (v) certain transmission related costs including current portion of PJM transmission enhancement settlement (see above) and (vi) reconciliation rider.

Pension benefits represent the qualifying FASC 715 “Compensation - Retirement Benefits” costs of our regulated operations that for ratemaking purposes are deferred for future recovery. We recognize an asset for a plan’s overfunded status or a liability for a plan’s underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory asset represents the regulated portion that would otherwise be charged as a loss to OCI. As per PUCO and FERC precedents, these costs are probable of future rate recovery.

Unrecovered OVEC charges includes the portion of charges from OVEC that were not recoverable through DP&L’s fuel rider from October 2014 through October 2017. DP&L expects to recover these costs through a future rate proceeding. Beginning on November 1, 2017, such costs are being recovered through DP&L’s Reconciliation Rider which was authorized as part of the 2017 ESP.

Fuel costs represent unrecovered fuel costs related to DP&L’s fuel rider from 2010 through 2015 resulting from a declining SSO customer base. DP&L was granted recovery of these costs without a return through the SSO as approved in the 2017 ESP. These costs are being recovered over the three-year period that began November 1, 2017.

Regulatory compliance rider represents the long-term portion of the regulatory compliance rider which was established by the 2017 ESP to recover the following costs: (i) Consumer Education Campaign, (ii) Retail Settlement System, (iii) Generation Separation, (iv) Bill Format Redesign, (v) Green Pricing Tariff and (vi) Supplier Consolidated Billing. All of these costs except for Generation Separation earn a return. These costs are being recovered over a three-year period.

Rate case costs represents costs associated with preparing a distribution rate case. DP&L was granted recovery of these costs which do not earn a return, as part of the DRO.

Smart Grid and AMI costs represent costs incurred as a result of studying and developing distribution system upgrades and implementation of AMI. On October 19, 2010, DP&L elected to withdraw its case pertaining to the Smart Grid and AMI programs. The PUCO accepted the withdrawal in an order issued on January 5, 2011. The PUCO also indicated that it expects DP&L to continue to monitor other utilities’ Smart Grid and AMI programs and to explore the potential benefits of investing in Smart Grid and AMI programs and that DP&L will, when appropriate, file new Smart Grid and/or AMI business cases in the future. DP&L requested recovery of these costs as part of the December 2018 DMP filing with the PUCO described earlier.

Unamortized loss on reacquired debt represents losses on long-term debt reacquired or redeemed in prior periods that have been deferred. These deferred losses are being amortized over the lives of the original issues in accordance with the rules of the FERC and the PUCO.

Deferred storm costs represent the long-term portion of deferred costs for major storms which occurred during 2017 and 2018. The 2017 ESP granted DP&L approval to establish a rider by which to seek recovery of these types of costs with a return. DP&L plans to file petitions seeking recovery of each calendar year of storm costs in the following calendar year. Recovery of these costs is probable by 2020, but not certain.

Estimated costs of removal - regulated property reflect an estimate of amounts collected in customer rates for costs that are expected to be incurred in the future to remove existing transmission and distribution property from service when the property is retired.

Deferred income taxes payable through rates represent deferred income tax liabilities recognized from the normalization of flow-through items as the result of taxes previously charged to customers. A deferred income tax asset or liability is created from a difference in income recognition between tax laws and accounting methods. As a regulated utility, DP&L includes in ratemaking the impacts of current income taxes and changes in deferred income tax liabilities or assets. On December 22, 2017, the TCJA was signed, which includes a provision to, among other things, reduce the federal corporate income tax rate to 21%, beginning January 1, 2018. As required by GAAP, on December 31, 2017, DP&L remeasured its deferred income tax assets and liabilities using the new expected tax rate. DP&L believes that the portion of the reduction in the net deferred tax liability which is related to deferred taxes considered in ratemaking will be used in future ratemaking to reduce jurisdictional retail rates. Accordingly, this liability reflects the estimated deferred taxes DP&L expects to return to customers in future periods.

Postretirement benefits represent the qualifying FASC 715 “Compensation – Retirement Benefits” gains related to our regulated operations that, for ratemaking purposes, are probable of being reflected in future rates. We recognize an asset for a plan’s overfunded status or a liability for a plan’s underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory liability represents the regulated portion that would otherwise be reflected as a gain to OCI.